UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under Sec.240.14a-12

Atlas Energy Solutions Inc.
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

 Your Vote Counts!  *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.  Smartphone users  Point your camera here and vote without entering a control number  For complete information and to vote, visit www.ProxyVote.com  Control #  V65783-P23222  ATLAS ENERGY SOLUTIONS INC. 5918 W. COURTYARD DR., SUITE 500  AUSTIN, TX 78730  ATLAS ENERGY SOLUTIONS INC.  2025 Annual Meeting  Vote by May 7, 2025  11:59 PM ET  Vote in Person at the Meeting*  May 8, 2025  8:00 a.m. Central Time  The Company’s corporate headquarters at 5918 W. Courtyard Drive, Suite 500  Austin, Texas 78730  You invested in ATLAS ENERGY SOLUTIONS INC. and it’s time to vote!  You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the  availability of proxy materials for the stockholder meeting to be held on May 8, 2025.  Get informed before you vote  View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by  requesting prior to April 24, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

 Vote at www.ProxyVote.com  THIS IS NOT A VOTABLE BALLOT  This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.  Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.  V65784-P23222  1. Election to the Company’s Board of Directors of the three Class II directors set forth in the accompanying proxy statement, each of whom will hold office until the 2028 Annual Meeting of Stockholders and until his successor is elected and qualified or until his earlier death, resignation or removal;  For  Nominees:  A. Lance Langford  Mark P. Mills  Douglas G. Rogers  2. Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.  For  NOTE: Such other business as may properly come before the meeting or any adjournment thereof.  Voting Items  Board Recommends